Annual Report December 31, 1999
================================================================================

Government Securities
Portfolio
A Series of Panorama Series Fund, Inc.



                                                  [logo] OppenheimerFunds(R)
                                                         The Right Way to Invest

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Panorama Series Fund, Inc.--Government Securities Portfolio
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================================================================================
Objective
The Panorama Series Fund, Inc.--Government Securities Portfolio seeks a high level of current income with a high degree of safety of principal by investing primarily in U.S. government securities and U.S. government-related securities.

================================================================================
Narrative by David Negri and John Kowalik, Portfolio Managers
After a turbulent environment in 1998, the world markets began to stabilize in 1999. The U.S. inflation rate remained low, while consumer spending and corporate earnings continued to grow. With the signs of worldwide recession fading, the Fed began reversing the interest rate reductions it made in 1998, raising its key rate 0.25% three times.
         During the 1999 fiscal year we continued to closely monitor the ever-changing economic environment and revise our investment strategy as necessary. Our extensive research on Treasury securities shows that two- to three-year issues provide the greatest return for the risk involved. In short, we believe they are the "sweet spot" on the Treasury yield curve. Generally, we keep our Treasury holdings within this range, moving to the short or long end of the range based on our view of interest rate trends. This provides a measure of price stability for the Fund, while the use of mortgage-backed securities (MBSs) enhances its yield.
         MBSs are subject to prepayment risk, or the possibility that property owners will refinance their mortgages, especially when interest rates fall. Due to this risk and the uncertainty associated with it, MBSs offer higher yields than Treasuries but are more volatile. They may outperform Treasuries when interest rates rise but provide their best total returns when interest rates are stable.
         At the start of the fiscal year, the Fund was underweighted in MBSs, which was fortunate, since they generally underperform when rates decline. Later in the period, MBS had become relatively inexpensive, though they still offered attractive yields, so we steadily increased the MBS portfolio to nearly 50% of assets.
         MBSs were a major contributor to the Fund's performance. As interest rates rose in 1999, our Treasury investments lost some value. Fortunately, we were still focused on shorter-term issues, so the impact was minimized. And any impact was offset by results in the MBS portfolio, which performed very well. We owned short-term collateralized mortgage obligations (CMOs), which have collateral to secure payment of interest and principal. Less volatile than most MBSs when rates change, CMOs still offer much higher yields than comparable Treasuries.
         After April, we moved the Fund's duration (a measure of sensitivity to interest rate changes) to a relatively neutral position. We also trimmed our MBS holdings and began a period of "cherry picking." Despite fairly predictable interest rates in recent months, mortgage-backed securities have not done as well as might be expected. The spillover effect has made MBSs more volatile than the interest rate and economic situation warrant. For this reason, we have held the Fund's MBS allocation below normal levels since mid-summer while actively taking advantage of short-term anomalies in the marketplace. For instance, we have purchased MBSs and CMOs whose prices were depressed temporarily and traded them quickly when their prices rebounded.
         We look for interest rates to remain in a relatively narrow range, which would bode well for the Fund's MBS portfolio. In fact, we expect to increase our MBS investments in the coming quarter. This should help to keep the Fund's income strong while our emphasis on the shortest of intermediate Treasuries keeps its value relatively stable.



2                        Government Securities Portfolio

--------------------------------------------------------------------------------
Panorama Series Fund, Inc.--Government Securities Portfolio
--------------------------------------------------------------------------------

================================================================================
Management's Discussion of Performance. During the fiscal year that ended December 31, 1999, Government Securities Portfolio endured a period of volatile interest rates. To protect the Portfolio against fluctuating interest rates, we maintained a shorter-duration Treasury portfolio and selectively purchased and sold short-term collateralized mortgage obligations and other mortgage-backed securities. Due to technical factors, including a larger-than-usual supply of alternative fixed income investments, mortgage-backed securities as a whole did not fare particularly well. However, these instruments provided important diversification for the Fund and boosted its current and effective yields. The Fund's portfolio holdings, allocations and strategies are subject to change.
--------------------------------------------------------------------------------
Comparing the Portfolio's Performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in the Portfolio held until December 31, 1999. Performance information does not reflect charges that apply to separate accounts investing in the Portfolio. If these charges were taken into account, performance would be lower.
         The Portfolio is compared to the performance of the Merrill Lynch Government Master Index, which is a composite of both Treasury and Agency Master indices. It includes all issues of the U.S. Government and agencies thereof, exclusive of pass-through securities and flower bonds. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data that follows shows the effect of taxes. The Portfolio's performance reflects the effects of the Portfolio's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Portfolio's performance, it must be noted that the Portfolio's investments are not limited to the investments in the index.


Comparison of Change in Value of $10,000 Hypothetical Investments in:
Panorama Series Fund, Inc. Government Securities Portfolio and
Merrill Lynch Government Master Index

[LINE CHART]

                Panorama Series Fund, Inc. Government Securities Portfolio      Merrill Lynch Government Master Index
5.13.92         10000                                                           10000
12.31.92        10661                                                           10834
12.31.93        11832                                                           11986
12.31.94        11254                                                           11599
12.31.95        13382                                                           13722
12.31.96        13640                                                           14101
12.31.97        14843                                                           15455
12.31.98        16052                                                           16977
12.31.99        15773                                                           16619

Average Annual Total Return of the Portfolio at 12/31/99
1-Year -1.73%  5-Year 6.99%   Life 6.15%


The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please call us at 1.800.981.2871.
The performance information in the graph for the Merrill Lynch Government Master Index begins on 4/30/92. The inception date of the Portfolio is 5/13/92.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Past performance is not predictive of future performance.


                        Government Securities Portfolio                       3

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Statement of Investments  December 31, 1999
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
                                                                                     Principal          Market Value
                                                                                     Amount             Note 1
====================================================================================================================
Mortgage-Backed Obligations--23.5%
--------------------------------------------------------------------------------------------------------------------
Government Agency--23.5%
--------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--9.5%
Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation Certificates, 10.50%, 10/1/20                     $   80,894          $    86,430
--------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 2/1/09-8/1/28                                                                  1,799,749            1,706,650
7.50%, 9/1/22                                                                           125,241              124,459
                                                                                                         -----------
                                                                                                           1,917,539
--------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--14.0%
Government National Mortgage Assn.:
6.50%, 7/15/28                                                                        1,128,297            1,058,829
7%, 10/15/23-3/15/26                                                                  1,811,269            1,758,389
                                                                                                         -----------
                                                                                                           2,817,218
                                                                                                         -----------
Total Mortgage-Backed Obligations (Cost $4,953,048)                                                        4,734,757
====================================================================================================================
U.S. Government Obligations--54.6%
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
7.50%, 11/15/16(1)                                                                    2,175,000            2,327,250
8.125%, 8/15/19                                                                         500,000              569,844
9.25%, 2/15/16                                                                        1,200,000            1,482,376
--------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 8/15/03                                                                          500,000              489,687
7.50%, 11/15/01-2/15/05                                                               3,405,000            3,544,300
7.875%, 11/15/04                                                                      2,255,000            2,386,072
8.50%, 2/15/00                                                                          200,000              200,937
                                                                                                         -----------
Total U.S. Government Obligations (Cost $11,083,757)                                                      11,000,466
====================================================================================================================
Short-Term Notes--12.3%
--------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Medium-Term Nts., 6.37%, 9/1/00(2)                          1,000,000            1,000,160
--------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority, 5.67%, 1/28/00(2)                                         1,500,000            1,493,621
                                                                                                         -----------
Total Short-Term Notes (Cost $2,494,402)                                                                   2,493,781
====================================================================================================================
Repurchase Agreement--3.0%
--------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 2.75%, dated 12/31/99, to be repurchased at $600,138 on 1/3/00, collateralized by U.S. Treasury Bonds,
5.25%-12%, 2/15/01-11/15/28, with a value of $235,494 and U.S. Treasury Nts.,
5%-7.50%, 12/31/00-2/15/07, with a value of $376,855 (Cost $600,000)                    600,000              600,000
--------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $19,131,207)                                             93.4%          18,829,004
--------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                             6.6            1,321,435
                                                                                     ----------          -----------
Net Assets                                                                                100.0%         $20,150,439
                                                                                     ==========          ===========

1. Securities with an aggregate market value of $42,936 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


4                       Government Securities Portfolio

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  December 31, 1999
--------------------------------------------------------------------------------


===========================================================================================
Assets
Investments, at value (cost $19,131,207)--see accompanying statement            $18,829,004
-------------------------------------------------------------------------------------------
Cash                                                                              1,091,399
-------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and principal paydowns                                                     259,450
Shares of capital stock sold                                                            117
Other                                                                                 1,281
                                                                                -----------
Total assets                                                                     20,181,251
===========================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                                      9,276
Legal, auditing and other professional fees                                           6,456
Shareholder reports                                                                   6,275
Daily variation on futures contracts                                                  6,000
Accounting service fees                                                               1,311
Directors' compensation                                                                 325
Transfer and shareholder servicing agent fees                                           184
Other                                                                                   985
                                                                                -----------
Total liabilities                                                                    30,812
===========================================================================================
Net Assets                                                                      $20,150,439
                                                                                ===========
===========================================================================================
Composition of Net Assets
Par value of shares of capital stock                                            $    19,278
-------------------------------------------------------------------------------------------
Additional paid-in capital                                                       20,074,450
-------------------------------------------------------------------------------------------
Undistributed net investment income                                               1,306,007
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                           (924,781)
-------------------------------------------------------------------------------------------
Net unrealized depreciation on investments                                         (324,515)
                                                                                -----------
Net assets--applicable to 19,277,681 shares of capital stock outstanding        $20,150,439
                                                                                ===========
===========================================================================================
Net Asset Value, Redemption Price Per Share and Offering Price Per Share              $1.05

See accompanying Notes to Financial Statements.



                        Government Securities Portfolio                      5

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Statement of Operations  For the Year Ended December 31, 1999
--------------------------------------------------------------------------------


=================================================================================
Investment Income
Interest                                                              $ 1,471,760
=================================================================================
Expenses
Management fees                                                           119,156
---------------------------------------------------------------------------------
Accounting service fees                                                    15,000
---------------------------------------------------------------------------------
Shareholder reports                                                         8,971
---------------------------------------------------------------------------------
Legal, auditing and other professional fees                                 7,831
---------------------------------------------------------------------------------
Custodian fees and expenses                                                 2,549
---------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                               2,104
---------------------------------------------------------------------------------
Directors' compensation                                                     1,302
---------------------------------------------------------------------------------
Other                                                                       1,886
                                                                      -----------
Total expenses                                                            158,799
Less expenses paid indirectly                                              (2,545)
                                                                      -----------
Net expenses                                                              156,254
=================================================================================
Net Investment Income                                                   1,315,506
=================================================================================
Realized and Unrealized Loss
Net realized loss on:
Investments                                                               (92,263)
Closing of futures contracts                                             (229,865)
                                                                      -----------
Net realized loss                                                        (322,128)
---------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments   (1,564,589)
                                                                      -----------
Net realized and unrealized loss                                       (1,886,717)
=================================================================================
Net Decrease in Net Assets Resulting from Operations                  $  (571,211)
                                                                      ===========

See accompanying Notes to Financial Statements.



6                       Government Securities Portfolio

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Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                      Year Ended December 31,
                                                                                      1999               1998
====================================================================================================================
Operations
Net investment income                                                                 $ 1,315,506        $ 1,356,876
--------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                        (322,128)          (140,127)
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                                  (1,564,589)           627,658
                                                                                      -----------        -----------
Net increase (decrease) in net assets resulting from operations                          (571,211)         1,844,407
====================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income                                                   (1,340,571)        (1,367,579)
====================================================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions        (2,860,658)           727,031
====================================================================================================================
Net Assets
Total increase (decrease)                                                              (4,772,440)         1,203,859
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                    24,922,879         23,719,020
                                                                                      -----------        -----------
End of period (including undistributed net investment
income of $1,306,007 and $1,337,809, respectively)                                    $20,150,439        $24,922,879
                                                                                      ===========        ===========

See accompanying Notes to Financial Statements.



                        Government Securities Portfolio                       7

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Financial Highlights
--------------------------------------------------------------------------------


                                                    Year Ended December 31,
                                                    1999            1998          1997            1996(1)        1995
========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $1.13           $1.11         $1.09           $1.07          $0.95
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .07             .06           .07             .07            .06
Net realized and unrealized gain (loss)                (.09)            .03           .02            (.05)           .12
------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations         (.02)            .09           .09             .02            .18
------------------------------------------------------------------------------------------------------------------------
Dividends to shareholders:
Dividends from net investment income                   (.06)           (.07)         (.07)             --(2)        (.06)
------------------------------------------------------------------------------------------------------------------------
Total dividends to shareholders                        (.06)           (.07)         (.07)             --           (.06)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.05           $1.13         $1.11           $1.09          $1.07
                                                      =====           =====         =====           =====          =====
========================================================================================================================
Total Return, at Net Asset Value(3)                   (1.73)%          8.14%         8.82%           1.93%         18.91%
========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $20,150         $24,923       $23,719         $23,236        $24,309
------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $22,683         $24,044       $23,034         $23,880        $23,157(4)
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(5)
Net investment income                                  5.80%           5.64%         5.96%           6.11%          6.08%
Expenses                                               0.70%           0.68%(6)      0.67%(6)        0.62%(6)       0.71%(6)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               14%             43%            0%              6%            55%

1. On March 1, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce figures for all periods shown.
4. This information is not covered by the auditors' opinion.
5. Annualized for periods less than one full year.
6. Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.
7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1999, were $2,666,016 and $3,845,969, respectively.

See accompanying Notes to Financial Statements.



8                       Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Government Securities Portfolio (the Fund) is a series of Panorama Series Fund, Inc. (the Company) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income with a high degree of safety of principal by investing primarily (at least 65% of its total assets under normal market conditions) in U.S. government securities and U.S. government-related securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). Shares of the Fund are sold only to separate accounts of life insurance companies, a majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the investment advisor. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. As of December 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $862,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.



                        Government Securities Portfolio                      9

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies (continued)
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
         The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $6,737. Accumulated net realized loss on investments was decreased by the same amount.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Capital Stock
The Fund has authorized 200 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

                                             Year Ended December 31, 1999          Year Ended December 31, 1998
                                             ------------------------------        -----------------------------
                                             Shares             Amount             Shares            Amount
----------------------------------------------------------------------------------------------------------------
Sold                                          2,089,799         $ 2,246,159         4,843,177        $ 5,379,324
Dividends and/or distributions reinvested     1,264,689           1,340,571         1,290,169          1,367,579
Redeemed                                     (6,090,812)         (6,447,388)       (5,441,013)        (6,019,872)
                                             ----------         -----------        ----------        -----------
Net increase (decrease)                      (2,736,324)        $(2,860,658)          692,333        $   727,031
                                             ==========         ===========        ==========        ===========

================================================================================
3. Unrealized Gains and Losses on Securities
As of December 31, 1999, net unrealized depreciation on securities of $302,203 was composed of gross appreciation of $168,529, and gross depreciation of $470,732.



10                      Government Securities Portfolio

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------


================================================================================
4. Management Fees and Other Transactions with Affiliates
Management Fees. Management Fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.525% of the first $300 million average daily net assets of the Fund, 0.50% of the next $100 million and 0.45% of average daily net assets over $400 million. The Fund's management fee for the year ended December 31, 1999, was 0.525% of average annual net assets.
--------------------------------------------------------------------------------
Accounting Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer agent for the Fund and is responsible for maintaining the shareholder registry and shareholder accounting records for the Fund. OFS provides these services for cost.

================================================================================
5. Futures Contracts
The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
         The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
         Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
         Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
         Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 1999, the Fund had outstanding futures contracts as follows:

                                Expiration           Number of        Valuation as of       Unrealized
Contract Description            Date                 Contracts        December 31, 1999     Depreciation
--------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Bonds, 20 yr.     3/22/00              12               $1,091,250                 $22,312
                                                                                                 =======




                        Government Securities Portfolio                      11

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


================================================================================
To the Board of Directors and Shareholders of Government Securities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Government Securities Portfolio (which is a series of Panorama Series Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1999 and 1998, and the financial highlights for the period January 1, 1996 to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period January 1, 1995 to December 31, 1995, were audited by other auditors whose report dated February 15, 1996, expressed an unqualified opinion on this information.
         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Government Securities Portfolio as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Denver, Colorado
January 24, 2000



12                      Government Securities Portfolio

--------------------------------------------------------------------------------
Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------



================================================================================
In early 2000 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
         The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



                        Government Securities Portfolio                     13

--------------------------------------------------------------------------------
Government Securities Portfolio
--------------------------------------------------------------------------------
A Series of Panorama Series Fund, Inc.


================================================================================
Officers and Directors              James C. Swain, Director and
                                        Chairman of the Board
                                    Bridget A. Macaskill, President
                                    William H. Armstrong, Director
                                    Robert G. Avis, Director
                                    William A. Baker, Director
                                    Jon S. Fossel, Director
                                    Sam Freedman, Director
                                    Raymond J. Kalinowski, Director
                                    C. Howard Kast, Director
                                    Robert M. Kirchner, Director
                                    Ned M. Steel, Director
                                    Peter M. Antos, Vice President
                                    George Evans, Vice President
                                    Alan Gilston, Vice President
                                    John S. Kowalik, Vice President
                                    Stephen F. Libera, Vice President
                                    David P. Negri, Vice President
                                    Thomas P. Reedy, Vice President
                                    Michael C. Strathearn, Vice President
                                    Kenneth B. White, Vice President
                                    Arthur J. Zimmer, Vice President
                                    Andrew J. Donohue, Vice President and
                                        Secretary
                                    Brian W. Wixted, Treasurer
                                    Robert G. Zack, Assistant Secretary
                                    Robert J. Bishop, Assistant Treasurer
                                    Scott T. Farrar, Assistant Treasurer

================================================================================
Investment Advisor                  OppenheimerFunds, Inc.

================================================================================
Transfer Agent                      OppenheimerFunds Services

================================================================================
Custodian of Portfolio Securities   The Bank of New York

================================================================================
Independent Auditors                Deloitte & Touche LLP

================================================================================
Legal Counsel                       Myer, Swanson, Adams & Wolf, P.C.


                                    This is a copy of a report to shareholders of Government Securities Portfolio. This report must be preceded or accompanied by a Prospectus of Government Securities Portfolio. For material information concerning the Funds, see the Prospectus.

                                    Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


14                      Government Securities Portfolio